Morgan Stanley Europe Opportunity Fund, Inc.

Consolidated Portfolio of Investments ▪ January 31, 2023 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (97.3)%
	Denmark (9.0)%
	Air Freight & Logistics
74,081	DSV AS	$12,255,222
	France (12.6)%
	Beverages
29,339	Pernod Ricard SA	6,074,052
	Textiles, Apparel & Luxury Goods
5,912	Hermes International	11,064,362
	Total France	17,138,414
	Germany (11.5)%
	Food & Staples Retailing
222,925	HelloFresh SE (a)	5,419,591
	Textiles, Apparel & Luxury Goods
40,034	Adidas AG	6,446,123
56,872	Puma SE	3,883,696
		10,329,819
	Total Germany	15,749,410
	Italy (11.4)%
	Beverages
362,059	Davide Campari-Milano NV	3,883,836
	Textiles, Apparel & Luxury Goods
187,252	Moncler SpA	11,719,662
	Total Italy	15,603,498
	Netherlands (10.7)%
	Information Technology Services
4,528	Adyen NV (a)	6,845,915
	Semiconductors & Semiconductor Equipment
11,684	ASML Holding NV	7,730,691
	Total Netherlands	14,576,606
	Norway (2.5)%
	Machinery
1,488,333	AutoStore Holdings Ltd. (a)(b)	3,436,980
	Sweden (6.6)%
	Biotechnology
56,076	Vitrolife AB	1,202,304
	Hotels, Restaurants & Leisure
69,019	Evolution AB	7,757,118
	Total Sweden	8,959,422
	Switzerland (14.0)%
	Food Products
50	Chocoladefabriken Lindt & Spruengli AG (Registered)	5,627,967
	Health Care Equipment & Supplies
48,850	Straumann Holding AG (Registered)	6,396,272
	Marine
22,575	Kuehne & Nagel International AG (Registered)	5,383,157
	Textiles, Apparel & Luxury Goods
72,988	On Holding AG, Class A (a)	1,693,321
	Total Switzerland	19,100,717
	United Kingdom (13.2)%
	Beverages
103,736	Diageo PLC	4,535,968

Morgan Stanley Europe Opportunity Fund, Inc.

Consolidated Portfolio of Investments ▪ January 31, 2023 (unaudited) continued

268,919	Fevertree Drinks PLC	3,625,836
		8,161,804
	Biotechnology
132,776	Abcam PLC ADR (a)	1,841,603
	Interactive Media & Services
688,449	Rightmove PLC	5,002,193
	Internet & Direct Marketing Retail
2,616,709	Deliveroo PLC (a)	2,998,465
	Total United Kingdom	18,004,065
	United States (5.8)%
	Entertainment
69,685	Spotify Technology SA (a)	7,854,893
	Total Common Stocks (Cost $135,232,230)	132,679,227

NUMBER OF SHARES (000)
	Short-Term Investment (1.5%)
	Investment Company
2,062	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (c) (Cost $2,061,862)		2,061,862

	Total Investments (Cost $137,294,092) including $3,196,146 of Securities Loaned (d)(e)(f)	98.8%	134,741,089
	Other Assets in Excess of Liabilities	1.2	1,646,218
	Net Assets	100.0%	$136,387,307

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

ADR	American Depositary Receipt.
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan. The value of loaned securities and related collateral outstanding at January 31, 2023, were $3,196,146 and $3,348,893, respectively. The Fund received non-cash collateral of $3,348,893 in the form of U.S. Government obligations, which the Fund cannot sell or re-pledge, and accordingly are not reflected in the Consolidated Portfolio of Investment. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.
(c)	The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the three months ended January 31, 2023, advisory fees paid were reduced by $1,345 relating to the Fund's investment in the Liquidity Funds.
(d)	The fair value and percentage of net assets, $121,289,410 and 88.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in the Notes to Consolidated Portfolio of Investments.
(e)	The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the three months ended January 31, 2023, the Fund did not engage in any cross-trade transactions.
(f)	At January 31, 2023, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $18,260,439 and the aggregate gross unrealized depreciation is $20,813,442, resulting in net unrealized depreciation of $2,553,003.

Consolidated Summary of Investments

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Textiles, Apparel & Luxury Goods	$34,807,164	25.8%
Beverages	18,119,692	13.5
Air Freight & Logistics	12,255,222	9.1
Entertainment	7,854,893	5.8
Hotels, Restaurants & Leisure	7,757,118	5.8
Semiconductors & Semiconductor Equipment	7,730,691	5.7
Information Technology Services	6,845,915	5.1
Health Care Equipment & Supplies	6,396,272	4.7
Food Products	5,627,967	4.2
Food & Staples Retailing	5,419,591	4.0
Marine	5,383,157	4.0
Interactive Media & Services	5,002,193	3.7
Machinery	3,436,980	2.6
Biotechnology	3,043,907	2.3
Internet & Direct Marketing Retail	2,998,465	2.2
Investment Company	2,061,862	1.5
	$134,741,089	100.0%

Morgan Stanley Europe Opportunity Fund, Inc.

Notes to Consolidated Portfolio of Investments ▪ January 31, 2023 (unaudited)

Valuation of Investments - (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) Fixed income securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the “Adviser”), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security’s fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

In connection with Rule 2a-5 of the Act, which became effective September 8, 2022, the Directors have designated the Fund's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Fair Valuation Measurements

Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”) 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Assets:
Common Stocks
Air Freight & Logistics	$—	$12,255,222	$—	$12,255,222
Beverages	—	18,119,692	—	18,119,692
Biotechnology	1,841,603	1,202,304	—	3,043,907
Entertainment	7,854,893	—	—	7,854,893
Food & Staples Retailing	—	5,419,591	—	5,419,591
Food Products	—	5,627,967	—	5,627,967
Health Care Equipment & Supplies	—	6,396,272	—	6,396,272
Hotels, Restaurants & Leisure	—	7,757,118	—	7,757,118
Information Technology Services	—	6,845,915	—	6,845,915
Interactive Media & Services	—	5,002,193	—	5,002,193
Internet & Direct Marketing Retail	—	2,998,465	—	2,998,465
Machinery	—	3,436,980	—	3,436,980
Marine	—	5,383,157	—	5,383,157
Semiconductors & Semiconductor Equipment	—	7,730,691	—	7,730,691
Textiles, Apparel & Luxury Goods	1,693,321	33,113,843	—	34,807,164
Total Common Stocks	11,389,817	121,289,410	—	132,679,227
Short-Term Investment
Investment Company	2,061,862	—	—	2,061,862
Total Assets	$13,451,679	$121,289,410	$—	$134,741,089

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.